UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2018

TWINLAB CONSOLIDATED HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-55181	46-3951742
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4800 T-Rex Avenue, Suite 305, Boca Raton, Florida	33431
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(561) 443-5301

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 – Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

Midcap Funding X Trust

Midcap Funding X Trust

As previously reported by Twinlab Consolidated Holdings, Inc. (the “Company”) in the Company's (i) Current Report on Form 8-K filed with the Securities and Exchange Commission (the "SEC") on January 28, 2015, (ii) Current Report on Form 8-K filed with the SEC on February 9, 2015, (iii) Current Report on Form 8-K filed with the SEC on May 6, 2015, (iv) Current Report on Form 8-K filed with the SEC on July 7, 2015, (v) Current Report on Form 8-K filed with the SEC on September 15, 2015, (vi) Current Report on Form 8-K filed with SEC on October 8, 2015, (vii) Current Report on Form 8-K filed with the SEC on February 3, 2016, (viii) Current Report on Form 8-K filed with the SEC on April 11, 2016, and (ix) Current Report on Form 8-K filed with the SEC on August 16, 2016, the Company and its direct and indirect wholly owned subsidiaries, Twinlab Consolidation Corporation ("TCC"), Twinlab Holdings, Inc. ("THI"), Twinlab Corporation ("Twinlab"), ISI Brands Inc. ("ISI"), NutraScience Labs, Inc. ("NSL"), NutraScience Labs IP Corporation ("NSLIP"), Organic Holdings LLC ("Organic"), Reserve Life Organics, LLC ("Reserve"), Resvitale, LLC ("Resvitale"), Re-Body, LLC ("Re-Body"), Innovitamin Organics, LLC ("Innovitamin"), Organics Management LLC ("Organics Mgmt."), Cocoawell, LLC ("Cocoawell"), Fembody, LLC ("Fembody"), Reserve Life Nutrition, L.L.C. ("Reserve Life"), Innovita Speciality Distribution, LLC ("Innovita") and Joie Essance, LLC ("Joie" and with the Company, TCC, THI, Twinlab, ISI, NSL, NSLIP, Organic, Reserve, Resvitale, Re-Body, Innovitamin, Organics Mgmt., Cocoawell, Fembody, Reserve Life and Innovita, collectively, the "Twinlab Companies"), entered into a Credit and Security Agreement, dated January 22, 2015, with MidCap Financial Trust ("MidCap Trust"), with respect to which Credit and Security Agreement and all related agreements MidCap Trust immediately thereafter assigned all of its rights and interests to MidCap Funding X Trust ("MidCap"), an affiliate of MidCap Trust (as so assigned and subsequently amended by that certain Amendment No. 1 to Credit and Security Agreement and Limited Consent, dated as of February 4, 2015, that certain Amendment No. 2 to Credit Agreement and Limited Consent dated as of April 7, 2015, that certain Amendment No. 3 to Credit and Security Agreement and Limited Consent dated as of April 30, 2015, that certain Amendment No. 4 to Credit and Security Agreement and Limited Waiver dated as of June 30, 2015, that certain Amendment No. 5 to Credit and Security Agreement and Limited Consent, dated as of June 30, 2015, that certain Amendment No. 6 to Credit and Security Agreement, Limited Consent and Limited Waiver dated as of September 9, 2015, that certain Amendment No. 7 and Joinder Agreement to Credit and Security Agreement dated as of October 5, 2015, that certain Amendment No. 8 to Credit and Security Agreement dated as of January 28, 2016, that certain Amendment No. 9, dated as of April 5, 2016, Amendment No. 10 dated as of August 11, 2016, Amendment No. 11 dated as of September 1, 2016, Amendment No. 12 dated as of December 2, 2016, and Amendment No. 13 dated as of August 30, 2017 (the "Credit Agreement").

On March 22, 2018, the Twinlab Companies and MidCap entered into Amendment No. 14 to Credit and Security Agreement and Limited Waiver (the "MidCap Fourteenth Amendment"). Pursuant to the MidCap Fourteenth Amendment, MidCap granted a waiver with respect to the Twinlab Companies' failure to satisfy Section 6.2 (Minimum Adjusted EBITDA) of the Credit Agreement because Twinlab Companies’ Adjusted EBITDA was less than $-1,900,000 with respect to the measurement period from January 1, 2017 to December 31, 2017. The waiver is limited to the measurement periods from April 1, 2017 to March 31, 2018 and from July 1, 2017 to June 30, 2018. The MidCap Fourteenth Amendment also added or amended certain defined terms and reduced the required minimum liquidity to $1,000,000 or greater commencing February 6, 2018.

The foregoing description of the MidCap Fourteenth Amendment is qualified in its entirety by reference to the full text of such document, which document is an exhibit to this Report.

Section 2 – Financial Information

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 regarding the MidCap Fourteenth Amendment is hereby incorporated by reference into this Item 2.03.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.174	Amendment No. 14 to Credit and Security Agreement and Limited Waiver, dated as of March 22, 2018, by and among Twinlab Consolidated Holdings, Inc., Twinlab Consolidation Corporation, Twinlab Holdings, Inc., ISI Brands Inc., Twinlab Corporation, NutraScience Labs, Inc., NutraScience Labs IP Corporation, Organic Holdings LLC, Reserve Life Organics, LLC, Resvitale, LLC, Re-Body, LLC, Innovitamin Organics, LLC, Organics Management LLC, Cocoawell, LLC, Fembody, LLC, Reserve Life Nutrition, L.L.C., Innovita Specialty Distribution, LLC, Joie Essance, LLC and MidCap Funding X Trust.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWINLAB CONSOLIDATED HOLDINGS, INC.

Date: March 28, 2018	By:	/s/ Naomi L. Whittel
Naomi L. Whittel Chief Executive Officer